                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 25, 1998



              Credit Suisse First Boston Mortgage Securities Corp.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                333-51771        13-3320910
(STATE OR OTHER JURISDICTION   (COMMISSION)    (I.R.S. EMPLOYER
    OF INCORPORATION)          FILE NUMBER)   IDENTIFICATION NO.)



 11 Madison Avenue, New York, New York                   10010
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


Registrant's telephone number, including area code (212) 325-2000

  Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

                On June 25, 1998, a single series of certificates, entitled Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of June 11, 1998, among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor"), Banc One Mortgage Capital, LLC, as servicer, Lennar Partners, Inc., as special servicer, and State Street Bank and Trust Company, as trustee. The Certificates consist of seventeen classes identified as the "Class A-1A Certificates," the "Class A- 1B Certificates," the "Class A-2MF Certificates," the "Class A-X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class I Certificates," the "Class J Certificates," the "Class R Certificates," the "Class LR Certificates," the "Class V-1 Certificates" and the "Class V-2 Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having as of the close of business on June 11, 1998 (the "Cut-off Date"), an aggregate principal balance of $2,482,942,297 (the "Initial Pool Balance"), after taking into account all payments of principal due on Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Credit Suisse First Boston Mortgage Capital LLC ("CSFB Mortgage Capital") pursuant to a mortgage loan purchase agreement dated as of June 11, 1998, attached hereto as Exhibit 99.1, between CSFB Mortgage Capital as seller and the Depositor as purchaser. The Depositor acquired certain of the Trust Fund assets from Paine Webber Real Estate Securities Inc. ("PWRES") pursuant to a mortgage loan purchase agreement dated June 11, 1998, attached hereto as
Exhibit 99.2, between PWRES as seller and the Depositor as purchaser. The Depositor sold the Class A-1A, Class A-1B, Class A- 2MF, Class B, Class C, Class D and Class E Certificates to Credit Suisse First Boston Corporation ("CSFBC") and PaineWebber Incorporated ("PWI") as Underwriters pursuant to an underwriting agreement dated June 18, 1998, attached hereto as Exhibit 1.1, among CSFBC and PWI as underwriters, and the Depositor. The Depositor sold the Class F, Class G, Class H, Class I, Class J, Class R, Class LR, Class V-1 and Class V-2 Certificates to CSFBC and PWI pursuant to a purchase agreement dated June 18, 1998 among CSFBC and PWI as initial purchasers, and the Depositor.

        The Class A-1A Certificates will have an initial certificate balance of $431,400,000 ("Certificate Balance"). The Class A-1B Certificates will have an initial Certificate Balance of $1,055,100,000. The Class A-2MF Certificates will have an initial Certificate Balance of $263,890,000. The Class A-X Certificates will not have an initial Certificate Balance, but will represent the right to receive distributions of interest accrued as provided in the Pooling and Servicing Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $2,482,942,287. The Class B Certificates will have an initial Certificate Balance of $136,600,000. The Class C Certificates will have an initial Certificate Balance of $136,600,000. The Class D Certificates will have an initial Certificate Balance of $136,500,000. The Class E Certificates will have an initial Certificate Balance of $37,300,000. The Class F Certificates will have an initial Certificate Balance of $142,700,000. The Class G Certificates will have an initial aggregate Certificate Balance of $18,700,000. The Class H Certificates will have an initial Certificate Balance of $49,600,000. The Class I Certificates will have an initial Certificate Balance of $24,800,000. The Class J Certificates will have an initial Certificate Balance of $49,752,297. The Class R, CLass LR, Class V-1 and Class V-2 Certificates each have an initial Certificate Balance of $0.

        Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

        List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                (a)      Financial Statements of Businesses Acquired.

                         Not applicable

                (b)      Pro Forma Financial Information.

                         Not applicable

                (c)      Exhibits.

                1.1 Underwriting Agreement, dated as of June 18, 1998, among Credit Suisse First Boston Mortgage Securities Corp. as seller, Credit Suisse First Boston Corporation and PaineWebber Incorporated as underwriters.

                4.1 Pooling and Servicing Agreement, dated as of June 11, 1998, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Banc One Mortgage Capital, LLC, as servicer, Lennar Partners, Inc., as special servicer, and State Street Bank and Trust Company, as trustee.

                99.1 Mortgage Loan Purchase Agreement, dated as of June 11, 1998, between Credit Suisse First Boston Mortgage Capital LLC as seller and Credit Suisse First Boston Mortgage Securities Corp. as purchaser.

                99.2 Mortgage Loan Purchase Agreement, dated as of June 11, 1998, between Paine Webber Real Estate Securities Inc. as seller and Credit Suisse First Boston Mortgage Securities Corp. as purchaser.

                                   SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., Registrant



                                  By:   /s/ Allan J. Baum
                                  Name:  Allan J. Baum
                                  Title: Vice President



Dated:  July 10, 1998

                               INDEX OF EXHIBITS




        Exhibit          Description

        1.1 Underwriting Agreement, dated as of June 18, 1998, among Credit Suisse First Boston Mortgage Securities Corp. as seller, Credit Suisse First Boston Corporation and PaineWebber Incorporated as underwriters.

        4.1 Pooling and Servicing Agreement, dated as of June 11, 1998, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Banc One Mortgage Capital, LLC, as servicer, Lennar Partners, Inc., as special servicer, and State Street Bank and Trust Company, as trustee.

        99.1 Mortgage Loan Purchase Agreement, dated as of June 11, 1998, between Credit Suisse First Boston Mortgage Capital LLC as seller and Credit Suisse First Boston Mortgage Securities Corp. as purchaser.

        99.2 Mortgage Loan Purchase Agreement, dated as of June 11, 1998, between Paine Webber Real Estate Securities Inc. as seller and Credit Suisse First Boston Mortgage Securities Corp. as purchaser.